Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SUTTER HEALTH

TENTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Tenth Amendment to the Master Services Agreement (the “Amendment”) is entered into as of April 15, 2024 (the “Effective Date”) by and between SUTTER HEALTH, a California nonprofit public benefit corporation, having a principal place of business at 2200 River Plaza Drive, Sacramento, CA, 95833 (“Customer”), and AUGMEDIX OPERATING CORP. F/K/A Augmedix, Inc. a Delaware corporation, having its principal place of business at 111 Sutter Street, Suite 1300, San Francisco, CA 94104 (“Supplier” or “Augmedix”).

R E C I T A L S

WHEREAS, Customer and Supplier entered into an agreement dated April 15, 2015, under which Supplier agreed to provide remote Scribe Services (the “Agreement”).

WHEREAS, Customer now desires to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual obligations and undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Master Services Agreement – Section III.A (Renewal Term). The parties agree to extend the expiration date of the Agreement to April 14, 2026.

2.	Master Services Agreement - Exhibit A, Section 3.2 (Service Fees). The Service Fees set forth in the existing Agreement shall [***]. Except as otherwise set forth in the Agreement, there will be no other charges or fees without the prior written approval of the Customer and Supplier.

3.	Ninth Amendment to Master Services Agreement - (Authorized User Minimum). The parties agree to increase the Discount Threshold necessary for the Customer to retain its [***] Growth Discount from [***] total Authorized Users in service to [***] total Authorized Users in service.

4.	Performance SLA. Supplier shall ensure the quality of the Augmedix Solution and provide quarterly reports measuring the percentage of Customer’s Authorized Users with open quality issues. In the event Augmedix does not maintain the service level targets set forth in the table below, Augmedix shall take prompt remedial action to address the service deficiencies and provide Customer with a remediation plan to restore the Services to the applicable service level target:

Service Level	Attainment Level
Primary Scribe Quality Issues	[***]
Back-up Scribe Quality Issues	[***]
Primary Scribe Transition Quality Issues	[***]

5.	No Other Changes. Except as set forth in this Amendment, no other modifications are being made, and all remaining provisions of the Agreement shall remain in full force and effect. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

6.	Execution. By their respective signatures and execution dates below, each of the following represents that he or she is duly authorized to execute this Amendment and to bind the party on whose behalf such execution is made.

SUTTER HEALTH:		AUGMEDIX OPERATING CORP. F/K/A AUGMEDIX, INC.:

By:	/s/ Timothy Miller	By:	/s/ Manny Krakaris
Name:	Timothy Miller	Name:	Manny Krakaris
Title:	VP Supply Chain	Title:	CEO
Date:	4/15/2024	Date:	4/15/2024